NATIXIS FUNDS

Supplement dated January 14, 2019 to the Natixis Funds Prospectus dated June 1, 2018, as may be revised or supplemented from time to time, for the following funds:

Natixis Sustainable Future 2015 FundSM	Natixis Sustainable Future 2040 FundSM
Natixis Sustainable Future 2020 FundSM	Natixis Sustainable Future 2045 FundSM
Natixis Sustainable Future 2025 FundSM	Natixis Sustainable Future 2050 FundSM
Natixis Sustainable Future 2030 FundSM	Natixis Sustainable Future 2055 FundSM
Natixis Sustainable Future 2035 FundSM	Natixis Sustainable Future 2060 FundSM
(each a “Fund” and, together, the “Funds”)

Effective January 14, 2019, the following underlying fund description is added under the heading “Non-U.S. Equity” within the sub-section “Principal Investment Strategies” in the section “More About Goals and Strategies” in the Funds’ Prospectus:

Mirova International Sustainable Equity Fund – Normally invests at least 80% of its assets in equity securities, which may include common stocks, preferred stocks, depositary receipts and real estate investment trusts (“REITS”). The fund invests in securities of companies located in no fewer than three countries outside the U.S. Under normal circumstances, the fund will invest at least 65% of its assets in securities of companies located outside the U.S. and the fund may invest up to 25% of its assets in securities of companies located in emerging markets (which generally encompasses markets that are not included in the MSCI World Developed Markets Index). The fund may invest in growth and value companies of any size and may also invest in initial public offerings (“IPOs”).

The fund’s adviser applies a thematic approach to investment idea generation, investing in securities of companies that it believes offer solutions to the major transitions that our world is going through. These transitions include (i) demographics, such as an aging population, (ii) environmental issues, such as water scarcity, (iii) technological advances, such as cloud computing, and (iv) governance changes, such as the growing importance of corporate responsibility. From this large universe of solution providers, the fund’s adviser applies detailed fundamental research to select companies that it believes are well managed, are expected to benefit from strong, sustainable competitive advantages, and have demonstrated a solid financial structure while avoiding irresponsible risks. The fund’s adviser seeks to invest in securities that are trading at significant discounts to what the adviser believes are their intrinsic values. Furthermore, the fund’s adviser seeks to invest in companies with a positive impact on the United Nations’ Sustainable Development Goals (the “SDGs”), while avoiding companies whose activities or products have a negative impact on or create a risk to achieving the SDGs. The fund’s adviser believes that this approach will result in a portfolio with a better environmental and social profile than the broad equities market.

The fund’s adviser may sell a security due a deterioration in the company’s fundamental quality, a change in thematic exposure or impact relative to the SDGs, a controversy alert such as one relating to human rights, or if the adviser believes the security has little potential for price appreciation or there is greater relative value in other securities in the fund’s investment universe.

Effective January 14, 2019, the third paragraph and the Funds’ target allocations table under the sub-section “Additional Information” within the section “More About Goals and Strategies,” in the Funds’ Prospectus are amended and restated as follows:

Subject to the oversight of Natixis Advisors, the Funds’ Subadviser, Wilshire, determines each Fund’s glide path and target allocations. The following table lists each Fund’s target allocations as of January 14, 2019. Under normal market conditions, each Fund may deviate no more than plus or minus 10% from its target equity and fixed-income allocations. The fixed-income allocations include cash allocations.

	2015 Fund	2020 Fund	2025 Fund	2030 Fund	2035 Fund	2040 Fund	2045 Fund	2050 Fund	2055 Fund	2060 Fund
Equity	46%	53%	61.5%	71%	80%	85.5%	90%	92.5%	92.5%	92.5%
U.S. Equity	31.4%	35.5%	39.9%	46.5%	52.7%	55%	57.3%	57.4%	57.4%	57.4%
Non-U.S. Equity	14.6%	17.5%	21.6%	24.5%	27.3%	30.5%	32.7%	35.1%	35.1%	35.1%
Fixed-Income	54%	47%	38.5%	29%	20%	14.5%	10%	7.5%	7.5%	7.5%

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